United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 27, 2011

Commission File No.	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number
1-16681	The Laclede Group, Inc. 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

On January 27, 2011, The Laclede Group, Inc. (“Company”) filed a Current Report on Form 8-K (“Form 8-K”) under Item 5.07 to report the results of its annual meeting held that same day.

The Company is filing this amendment to Form 8-K to disclose the Company’s decision as to how frequently it will include a shareholder vote on the compensation of executives in its proxy materials.

Item 5.07 Submission of Matters to a Vote of Security Holders

In light of the voting results with respect to the interval at which to seek shareholders’ approval of the compensation of the named executive officers, the Company’s Board of Directors determined at its March 31, 2011 meeting that the Company will submit the advisory vote on the compensation of named executive officers every three years until the next required advisory vote on the interval of shareholder votes on compensation of executives.  The next required vote on the interval will be in six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LACLEDE GROUP, INC.
Date: March 31, 2011	By:	/s/ M. D. Waltermire
M. D. Waltermire Chief Financial Officer